Exhibit 10.23
EXECUTION COPY
AMENDMENT NO. 2
TO
SUBORDINATED CREDIT AGREEMENT
     AMENDMENT NO. 2 TO SUBORDINATED CREDIT AGREEMENT, dated as of February 29, 2008 (this “Amendment”), among TIMBERLANDS II, LLC, a Delaware limited liability company (“Wells Timberland”), and WELLS TIMBERLAND ACQUISITION, LLC, a Delaware limited liability company (“Wells Acquisition”; Wells Timberland and Wells Acquisition, each a “Borrower” and, collectively, the “Borrowers”), the various other Loan Parties (as defined below) that are parties hereto, the various financial institutions parties hereto (collectively, the “Lenders”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.
W I T N E S S E T H:
     WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Subordinated Credit Agreement (the “Subordinated Credit Agreement”), dated as of October 9, 2007, as amended by that certain Amendment No. 1 to Subordinated Credit Agreement, dated as of November 26, 2007 (together, the “Existing Credit Agreement”), and along with the other Loan Parties, as applicable, the other Loan Documents;
     WHEREAS, the Borrowers have requested that, as of the Effective Date (as defined below), the Existing Credit Agreement be amended as herein provided; and
     WHEREAS, the Lenders are willing, subject to the terms and conditions hereinafter set forth, to make such amendments.
     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS
     SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings:
     “Administrative Agent” is defined in the preamble.
     “Amended Credit Agreement” means the Existing Credit Agreement as amended by this Amendment as of the Effective Date.
     “Amendment” is defined in the preamble.
     “Borrower” is defined in the preamble.
     “Effective Date” is defined in Section 5.1.

     “Existing Credit Agreement” is defined in the first recital.
     “Lenders” is defined in the preamble.
     SECTION 1.2. Other Definitions. Unless otherwise defined or the context otherwise requires, terms used herein (including in the preamble and recitals hereto) have the meanings provided for in the Amended Credit Agreement.
ARTICLE II
AMENDMENTS
     Effective on (and subject to the occurrence of) the Effective Date, the Existing Credit Agreement is amended as follows:
     SECTION 2.1. Addition to Section 1.1. The following new definitions are added to Section 1.1 of the Existing Credit Agreement in the appropriate alphabetical order:
     “Amendment No. 2 to Subordinated Credit Agreement” means Amendment No. 2 to Subordinated Credit Agreement, dated as of February 29, 2008, among the parties to this Amendment.
     “Extended Maturity Date” means March 2, 2009.
     “Secured Guaranty Pledge Agreement” means that certain Secured Guaranty Pledge Agreement, dated as of October 9, 2007, by Wells Advisory Services I, LLC, a Georgia limited liability company, in favor of the Administrative Agent, as amended by that certain Amendment No. 1 to Secured Guaranty Pledge Agreement, dated as of February 29, 2008.
     SECTION 2.2. Amendments to Section 1.1. Section 1.1 of the Existing Credit Agreement is amended as follows:
     (a) The definition of “Agreement” is amended and restated in its entirety to read as follows: ““Agreement” means this Agreement, as amended by Amendment No. 1 to Subordinated Credit Agreement and Amendment No. 2 to Subordinated Credit Agreement.”
     (b) The definition of “First Principal Reduction Date” is amended by replacing “February 29, 2008” with “June 30, 2008”.
     (c) The definition of “Interest Rate” is amended by replacing “nine percent (9%)” with “eleven percent (11%)”.
     (d) The definition of “Second Principal Reduction Date” is amended by replacing “April 30, 2008” with “August 29, 2008”.
     (e) The definition of “Stated Maturity Date” is amended and restated to read in its entirety as follows:

     “Stated Maturity Date” means October 17, 2008; provided, however, that if terms of Section 3.1.2(a) hereof are satisfied and the aggregate outstanding principal amount of all Loans, all other Obligations of Borrower under the Loan Documents, including all Fees, shall be due and payable in full on the Extended Maturity Date, then “Stated Maturity Date” shall mean the Extended Maturity Date.
     SECTION 2.3. Amendment to Section 3.1.2. Section 3.1.2 of the Existing Credit Agreement is amended as follows:
     (a) Subsection (a) is amended by adding the following at the end of such section: “provided, however, that if on the Stated Maturity Date (i) the aggregate outstanding principal amount of all Loans is no greater than sixty million dollars ($60,000,000) and (ii) a lien and security interest in favor of the Administrative Agent has attached to eighty percent (80%) of the Pledged Common Stock (as such term is defined in the Secured Guaranty Pledge Agreement) under the Secured Guaranty Pledge Agreement, then the aggregate outstanding principal amount of all Loans, all other Obligations of Borrower under the Loan Documents, including all Fees, shall be due and payable in full on the Extended Maturity Date.”
     (b) Subsection (b) is amended and restated to read in its entirety as follows:
     “(b) A principal payment shall be made on the First Principal Reduction Date in an amount which, when added to all previously made principal payments, reduces the aggregate outstanding principal balance of the Loans to an amount not greater than one hundred twenty million dollars ($120,000,000);”
     (c) Subsection (c) is amended and restated to read in its entirety as follows:
     “(c) A principal payment shall be made on the Second Principal Reduction Date in an amount which, when added to all previously made principal payments, reduces the aggregate outstanding principal balance of the Loans to an amount not greater than ninety million dollars ($90,000,000);”
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     SECTION 3.1. Representations and Warranties. In order to induce the Lenders to make the amendments provided for in Article II, the Borrowers hereby jointly and severally represent and warrant that:
     (a) each of the representations and warranties of the Loan Parties contained in the Existing Credit Agreement and in the other Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof (except, if any such representation and warranty relates to an earlier date, such representation and warranty shall be true and correct in all material respects as of such earlier date);

     (b) no Default or Event of Default has occurred and is continuing; and
     (c) the execution, delivery and performance by each Loan Party of this Amendment and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof do not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under (A) the formation documents of the Loan Parties, or (B) any material indenture, agreement, mortgage, deed of trust, or other instrument to which any Loan Party is a party or by which it is bound or any of its properties are subject; (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument; or (iii) violate any law, order, rule, or regulation applicable to any Loan Party of any court or of any Federal or State regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over any Loan Party or its properties.
     SECTION 3.2. Further Agreement. The Borrowers hereby jointly and severally agree that (a) the incorrectness in any material respect of any representation and warranty contained in the preceding Section 3.1 shall constitute an immediate Event of Default, (b) each Loan Document to which each Loan Party is a party is in full force and effect with respect to it, and (c) no event that would reasonably be expected to have a Material Adverse Effect has occurred since the execution of Amendment No. 1 to Subordinated Credit Agreement.
ARTICLE IV
ACKNOWLEDGMENT OF OTHER LOAN PARTIES
     By executing this Amendment, each of the Loan Parties (other than the Borrowers) hereby confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date each reference therein to the Subordinated Credit Agreement shall refer to the Existing Credit Agreement after giving effect to this Amendment.
ARTICLE V
CONDITIONS TO EFFECTIVENESS; EXPIRATION
     SECTION 5.1. Effective Date. This Amendment shall become effective on such date (herein called the “Effective Date”) when the conditions set forth in this Section have been satisfied.
     SECTION 5.2. Execution of Amendment. The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered on behalf of the Borrower, each of the other Loan Parties, the Administrative Agent and all the Lenders.
     SECTION 5.3. Representations and Warranties. The representations, warranties and agreements made by the Borrowers pursuant to Article III as of the Effective Date shall be true and correct.

     SECTION 5.4. Amendment to Secured Guaranty Pledge Agreement. The Administrative Agent shall have received a duly executed original copy of that certain Amendment No. 1 to Secured Guaranty Pledge Agreement, dated as of even date herewith, made by Wells Advisory Services I, LLC, a Georgia limited liability company, in favor of the Administrative Agent.
     SECTION 5.5. Expiration. If the Effective Date has not occurred on or prior to February 29, 2008, the agreements of the parties contained in this Amendment shall, unless otherwise agreed by all the Lenders, terminate immediately on such date and without further action.
ARTICLE VI
MISCELLANEOUS
     SECTION 6.1. Legal Opinions. No later than five (5) Business Days after the date of this Amendment, the Administrative Agent shall have received from counsel to the Loan Parties legal opinions regarding due organization, existence and good standing, due authorization, due execution and delivery, enforceability and usury for the Loan Parties and the Amended Credit Agreement substantially in the forms received by the Administrative Agent at the closing of the Subordinated Credit Agreement.
     SECTION 6.2. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.
     SECTION 6.3. Loan Document Pursuant to Amended Credit Agreement. This Amendment is a Loan Document executed pursuant to the Amended Credit Agreement. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions contained in the Existing Credit Agreement shall remain unamended or otherwise unmodified and in full force and effect.
     SECTION 6.4. Limitation of Amendments. The amendments set forth in Article II shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Existing Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of the Borrower or any other Loan Party which would require the consent of any of the Lenders under the Existing Credit Agreement or any other Loan Document.
     SECTION 6.5. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
     SECTION 6.6. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     SECTION 6.7. Further Assurances. The Borrower shall execute and deliver, and shall cause each other Loan Party to execute and deliver, from time to time in favor of the

Administrative Agent and the Lenders, such documents, agreements, certificates and other instruments as shall be necessary or advisable to effect the purposes of this Amendment.
     SECTION 6.8. Costs and Expenses. The Borrowers agree to pay all reasonable costs and expenses of the Administrative Agent (including the reasonable fees and out-of-pocket expenses of legal counsel of the Administrative Agent) that are incurred in connection with the execution and delivery of this Amendment and the other agreements and documents entered into in connection herewith.
     SECTION 6.9. No Waiver; Reservation of Rights. In no way or manner shall this Amendment or any provision herein be construed as a waiver by the Loan Parties of their rights or remedies under the Amended Credit Agreement and the other Loan Documents. The Loan Parties hereby expressly, fully and completely reserve all of their rights and remedies under the Amended Credit Agreement and the other Loan Documents.
     SECTION 6.10. Release. Each of the Loan Parties hereby releases the Administrative Agent, the Lenders and their respective officers, directors, equity owners, agents and employees (collectively, the “Specified Parties”) of, from and against any and all claims, liability, losses, costs and expenses directly or indirectly relating to or arising out of the Loan Documents and the execution and delivery thereof or any act or omission of the Specified Parties thereunder or relating thereto which has occurred up through and including the time of the execution and delivery of this Amendment and which is known by, or should have been known by, any of the Loan Parties.
     SECTION 6.11. GOVERNING LAW; WAIVER OF JURY TRIAL; ENTIRE AGREEMENT. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH PERSON A PARTY HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY AGREEMENT OR DOCUMENT ENTERED INTO IN CONNECTION HEREWITH. THIS AMENDMENT CONSTITUTES THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WRITTEN OR ORAL, WITH RESPECT HERETO.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

BORROWERS:

TIMBERLANDS II, LLC, a Delaware limited liability company

By:	WELLS TIMBERLAND MANAGEMENT ORGANIZATION, LLC, a Georgia limited liability company, as Manager

By:

Name: Brian Davis
Title: VP Finance

WELLS TIMBERLAND ACQUISITION, LLC, a Delaware limited liability company

By:	WELLS TIMBERLAND MANAGEMENT ORGANIZATION, LLC, a Georgia limited liability company, as Manager

By:

Name: Brian Davis
Title: VP Finance
Amendment No. 2 to Subordinated Credit Agreement

OTHER LOAN PARTIES:

WELLS TRS HARVESTING OPERATIONS, LLC,
a Delaware limited liability company

BY:	Forest Resource Consultants, Inc.,
a Georgia corporation, Manager

By:

Name: David Foil
Title: President

WELLS TIMBERLAND REIT, INC., a Maryland corporation

By:

Name: Randall D. Fretz
Title: Senior Vice President

WELLS TIMBERLAND TRS, INC., a Delaware corporation

By:

Name: Randall D. Fretz
Title: Senior Vice President

WELLS REAL ESTATE FUNDS, INC., a Georgia corporation

By:

Name: Randall D. Fretz
Title: Vice President

[continued on next page]
Amendment No. 2 to Subordinated Credit Agreement

WELLS TIMBERLAND OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

BY:	Wells Timberland REIT, Inc., a Maryland corporation, its General Partner

By:

Name: Randall D. Fretz
Title: Senior Vice President
Amendment No. 2 to Subordinated Credit Agreement

ADMINISTRATIVE AGENT:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:

Name: Brian Rubins
Title: Vice President
Amendment No. 2 to Subordinated Credit Agreement

LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:

Name: Brian Rubins
Title: Vice President
Amendment No. 2 to Subordinated Credit Agreement